UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 5, 2021

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

MGM Growth Properties LLC	Emerging growth company	☐
MGM Growth Properties Operating Partnership LP	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
MGM Growth Properties LLC (the “Company”) held its annual meeting of shareholders on May 5, 2021 (the “Annual Meeting”), at which shareholders voted on the matters set forth below.
Proposal 1
: To elect a Board of Directors

Directors	For	Against	Abstain
Kathryn Coleman	238,368,514	252,259	28,542
Charles Irving	238,326,549	294,772	27,994
John M. McManus	196,616,861	42,005,514	26,940
Thomas Roberts	208,986,500	29,633,067	29,748
Paul Salem	209,362,387	29,257,989	28,939
Corey Sanders	209,207,330	29,414,767	27,218
Daniel J. Taylor	210,717,241	27,905,141	26,933
Broker
Non-Votes: 9,796,588
for each of Ms. Coleman, Mr. Irving, Mr. McManus, Mr. Roberts, Mr. Salem, Mr. Sanders and Mr. Taylor.
Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the annual meeting at which a quorum was present.
Proposal 2
: To ratify the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the year ending December 31, 2021.

For	Against	Abstain
248,140,150	263,988	41,765
Broker Non-Votes: N/A
The foregoing Proposal 2 was approved.
Proposal 3
: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

For	Against	Abstain
237,805,843	771,123	72,349
Broker Non-Votes: 9,796,588
The foregoing Proposal 3 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: May 7, 2021

	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham Title: Secretary

MGM Growth Properties Operating Partnership LP

Date: May 7, 2021

	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham Title: Secretary